Exhibit 4.1
             [Form of the Face of the Common Stock Certificate]

            NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT

                                   [LOGO]


NUMBER             100,000,000 Authorized Shares of Common             SHARES
                   Stock
--------           Par Value:$.001 per share                           -------
                   5,000,000 Authorized Shares of Preferred
                   Stock
                   Par Value:$.001 per share

                   PACIFIC AEROSPACE & ELECTRONICS, INC.
            Organized under the laws of the State of Washington


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF                                                COMMON
SHARES OF

                   PACIFIC AEROSPACE & ELECTRONICS, INC.

transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Sheryl A. Symonds                [SEAL]          /s/ Donald A. Wright
---------------------------                          -------------------------
Secretary                                            President

INTERWEST TRANSFER CO. INC. P.O. BOX 17136/ SALT LAKE CITY UTAH 84117 COUNTERSIGNED & REGISTERED ___________________________________________________
                           COUNTERSIGNED Transfer Agent - Authorized Signature

           [Form of the Reverse of the Common Stock Certificate]


NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common                UNIF GIFT MIN ACT -
                                                   ______ Custodian ______
       TEN ENT - as tenants by the entireties      (Cust)       (Minor)
       JT TEN - as joint tenants with right of     under Uniform Gifts to Minors
                 Survivorship and not as tenants   Act ________________________
                 in common                                    (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, __________ hereby sell, assign and transfer unto

[Please insert social security or other
 identifying number of assignee

--------------------------------.]


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(Please print or typewrite name and address, including zip code, of assignee.)


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Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
      -------------------


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     NOTICE:   The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever